Exhibit 10.11

FORM OF AMENDMENT TO CUSTODY AGREEMENT (U.S. Dollar Only)

WHEREAS, World Gold Trust (the “Trust”), a Delaware statutory trust organized in series (each, a “Fund and collectively, the “Funds”), and The Bank of New York Mellon, a New York corporation authorized to do a banking business (“Custodian”), have heretofore entered into a Custody Agreement (U.S. Dollar Only) (“Agreement”), dated as of January 5, 2017; and

WHEREAS, the parties hereto desire to amend the Agreement (“Amendment”) to list on Schedule II thereto a new series of the Trust.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuation consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Trust, on behalf of each Fund, and the Custodian hereby amend the Agreement and agree as follows:

Schedule II. Schedule II is hereby amended by listing a new series thereon, with such new series underlined in such amended schedule, as follows:

“Schedule II

SPDR® Long Dollar Gold Trust

SPDR® Euro Gold Trust

SPDR® Pound Gold Trust

SPDR® Yen Gold Trust

SPDR® Gold MiniShares Trust”

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of [•], 2018.

WORLD GOLD TRUST,
On behalf of each Fund listed on Schedule II, as amended herein

By: ________________________________
Name: _____________________________*
Title:
Date:

*Authorized to sign on behalf of the Trust in this capacity since an officer of the Trust’s sponsor

THE BANK OF NEW YORK MELLON

By: ________________________________
Name:
Title:
Date: